EXHIBIT 6

                        CONSENT OF PRICEWATERHOUSECOOPERS, LLP




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                       CONSENT OF INDEPENDENT ACCOUNTANTS

 We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of our report dated February 11, 1999, relating to the financial statements of Phoenix Life and Annuity Company, which appears in such Prospectus.



 /s/PricewaterhouseCoopers LLP
 PricewaterhouseCoopers LLP
 Hartford, Connecticut
 April 27, 1999